UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 7, 2008

                   Jupiter Marine International Holdings, Inc.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                        0-26617               65-0794113
             -------                        -------               ----------
   (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)

          1103 12th AvenueEast
            Palmetto, Florida                                       34221
            -----------------                                    ----------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (941) 729-5000


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

         Jupiter Marine International Holdings, Inc. (the "Company") today filed a Form 15 with the Securities and Exchange Commission to voluntarily terminate the registration of its common stock, par value $0.001 per share (the "Common Stock") and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company is eligible to deregister because there are fewer than 300 holders of record of the Common Stock.

         The Company's decision to deregister the Common Stock was made after careful consideration of the advantages and disadvantages of continuing registration, with particular regards to the rising costs to the Company and demands on management's time from compliance with the reporting obligations of the Exchange Act. The Company's Board of Directors believes that the anticipated accounting, legal and administrative savings from deregistration, both in terms of cost and management time, substantially outweigh any benefits of continued registration and are in the best interests of both the Company and the holders of Common Stock. The Board of Directors believes that this assessment is reinforced by consideration of the Company's size and the thinly-traded nature of the Common Stock.

         Upon filing the Form 15, the Company's obligation to file reports under Sections 13(a) and 15(d) of the Exchange Act, including annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, was automatically suspended.

         The Common Stock is currently quoted on the OTCBB and the Pink Sheets (symbol JMIH). The Company anticipates, but cannot guarantee, that quotation of the Common Stock will continue through the Pink Sheets. The quotation of the Common Stock on the OTCBB will not continue. The Company cannot predict whether a market for the Common Stock will thereafter continue to exist.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 7, 2008                  JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

                                     BY: /s/ CARL HERNDON
                                         ---------------------------------------
                                         Carl Herndon, Chief Executive Officer